______________________________________________________

                  SECURITIES AND EXCHANGE COMMISSION
                        Washington, D.C. 20549

                               FORM 8-K

           CURRENT REPORT PURSUANT TO SECTION 13 OR 15(d) OF
                  THE SECURITIES EXCHANGE ACT OF 1934

                   Date of Report:  January 24, 1996


                      COMPAQ COMPUTER CORPORATION

        (Exact name of Registrant as specified in its charter)


Delaware                           1-9026                  76-0011617
(State or other                 (Commission             (I.R.S. Employer
jurisdiction of                 File Number)           Identification No.)
incorporation or organization)                         File Number)


                  20555 SH 249, Houston, Texas 77070
                     (Address, including zip code,
             of Registrant's principal executive offices)


 Registrant's telephone number, including area code:   (713) 370-0670

        ______________________________________________________

Item 5.  Other Events.

The Registrant's news release dated January 24, 1996, with respect to its financial results for the periods ended December 31, 1995, including an unaudited consolidated balance sheet as of December 31, 1995, and an unaudited consolidated statement of income for the periods ended December 31, 1995, is attached.

                              SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                              Compaq Computer Corporation


January 25, 1996              /s/ Daryl J. White
                              --------------------------------------
                              Daryl J. White, Senior Vice President,
                              Finance, and Chief Financial Officer
                              (as authorized officer and as
                              principal financial officer)

                                                           News Release

Compaq Computer Corporation      P.O. Box 692000
Public Relations Department      Houston, Texas  77269-2000
Tel 713-514-0484                 Fax 713-514-4583

FOR IMMEDIATE RELEASE

       Compaq Announces Record Sales and Operating Profits
             1995 Sales of $14.8 Billion Lift Compaq
             to No. 5 Computer Company in the World*


     HOUSTON, January 24, 1996 -- Compaq Computer Corporation

(NYSE:CPQ) today announced record 1995 sales of $14.8 billion, an increase of 36 percent over the $10.9 billion reported in 1994.

Net income for 1995 was a record $1.0 billion or $3.74 per share excluding a one time charge of $241 million or $.87 per share associated with Compaq's acquisition of NetWorth, Inc. and

Thomas-Conrad Corporation.

     Fourth quarter 1995 sales were a record $4.7 billion, an

increase of 45 percent over the $3.25 billion reported in 1994.

Net income for the fourth quarter increased to $323 million or

$1.17 per share before the one-time NetWorth/Thomas-Conrad charge of $241 million or $.87 per share.

     "1995 was an outstanding year for Compaq as we reinforced

our number one position in the PC industry," said Eckhard

Pfeiffer, president and chief executive officer, Compaq Computer

Corporation.  "Record sales of $14.8 billion propelled Compaq past Digital Equipment Corporation and Hitachi in computer sales to become the fifth largest computer company in the world.

     "Compaq also made important financial, market and strategic progress in expanding the company's participation in the ever-

widening market for personal computer technology," said Pfeiffer.

"It was a year of great change for the computer industry and one in which Compaq brought greater definition to its vision of

computing for business and home," he said.

*based on Compaq and McKinsey estimates of 1995 computer sales

Fourth Quarter 1995 Results                                 2-2-2


Fourth Quarter Worldwide Performance

     During the fourth quarter, Compaq increased sales in all of its worldwide geographies including increases of 54 percent in

North America, 38 percent in Europe,

32 percent in Asia-Pacific, 28 percent in Japan and 27 percent in

Latin America.

     "Compaq's sales growth continued to be strong in all our

geographical divisions, including Japan where fierce price

competition impacted our profitability in the fourth quarter,"

said Pfeiffer.  "In addition, strong seasonal sales of lower-

margin consumer products and Compaq's decision to take advantage of high demand to phase-out end-of-life products lowered the company's gross margins.  Strong sales and good operating expense controls overcame fourth-quarter gross margin pressures to

deliver record operating profits."


1996 Market and Business Outlook


     Based upon current expectations and available information,

Compaq noted several key considerations that will play a role in its 1996 performance:


     o Current information from research organizations forecast

       PC unit growth in 1996 to be in the range of 17 percent

       to 20 percent.

     o The company will continue to focus on profitable market

       share growth while working to increase its lead over

       competitors.

     o In line with normal trends, Compaq expects first quarter sales to be down from the seasonally high fourth quarter.

     o Compaq expects first quarter 1996 margins to improve over fourth quarter levels due to a better mix of higher-

       margin products.  However, continued pricing pressures in

       Japan will likely cause first quarter margins to fall

       below Compaq's operating model margin of 23 to 24

       percent.  For the full year, the company will continue to

       target gross margins in the 23 to 24 percent range and an

       operating profit of 10 percent.

     o The company's tax rate for 1996 will increase to 30

       percent and capital expenditures for the year are

       projected at $450 million.

Fourth Quarter 1995 Results                                 3-3-3


     This outlook contains forward-looking statements based on

current expectations that involve a number of risks and

uncertainties. The factors that could cause actual results

to differ materially include the following:  general economic conditions and growth in the personal computer industry;

competitive factors and pricing pressures; changes in product mix; the timely development and acceptance of new products;

inventory risks due to shifts

in market demand; continued success in manufacturing ramp; and

the risks described from time to time in the company's SEC

reports, which include the report on Form 10-Q for the quarter ended September 30, 1995.


1996 Product Outlook

     Compaq entered 1996 with the broadest range of feature-rich products in the industry and plans an aggressive schedule of announcements in all product categories throughout the year.  The company will continue to leverage its strong strategic

partnerships in bringing unique and usefully innovative products to its customers.


Servers

     Compaq's Systems Division will reinforce its leadership

position and deliver complete solutions for the distributed

enterprise.  In the first quarter, Compaq will introduce a number of Internet server platform products and strengthen its current server lineup with more powerful and higher performance models and features.  In the first half of 1996, Compaq will formally introduce the first router products from the newly formed

Internetworking Products Group and introduce its first Pentium

Pro server.  Throughout the year, Compaq plans to deliver

leadership platforms; enhance the integration, maintenance and management of servers; and build upon strategic partnerships with joint development partners, software vendors, reseller channels,

systems integrators and service providers.


Commercial Desktops

     Compaq plans to continue its desktop leadership in 1996 with the introduction of the Pentium Pro-based products that, for the first time, address the needs of engineering workstation

customers.  The company also plans to continue its leadership in

Intelligent

Fourth Quarter 1995 Results                                 4-4-4


Manageability by introducing desktop enhancements that help

companies further reduce their overall cost of ownership.


Portables

     1996 will serve as the launch pad for Compaq's reemergence in its business heritage -- portable PCs.  The company has

initiated an aggressive announcement strategy with expanded new product introductions, exciting communications options and a new branding strategy across the entire range.

     The company will flex its product engineering muscle during the first half of the year with the introduction of an innovative new product family and a new brand that offers technologies not seen before in portable products.  This new product family will again demonstrate the strength of Compaq's engineering by

bringing to market significant advances in sound quality,

telephone and communications capabilities.  Customers can also expect to see exciting extensions to the innovative LTE 5000 product family, with new options, larger screens, faster

processors and extended communications devices.

Already a significant technology feature in its desktop product family, Compaq will feature new advances in Intelligent

Manageability for its portable family of products.


Consumer

In the first quarter, Compaq plans to announce its spring

line-up of Presario home PC products that will include innovative technologies available only from Compaq.  These products will lead the industry in providing more value-packed features for the dollar.

     In the second half of the year, Compaq plans to announce the strongest fall line-up of home PCs in industry history.  This product line will represent the first "grounds-up" redesign of home PCs resulting from the formation of the Compaq Consumer

Division in May 1995.  This product lineup will target distinct customer segments and introduce entirely new product categories for the home PC buyer.  In addition, Compaq is currently

researching new innovations such as videophone communications,

arcade-level graphics, easier to use software interfaces,

colorful new PC designs and much more.

Fourth Quarter 1995 Results                                 5-5-5


     In the summer of 1996, Compaq and Fisher-Price plan to begin distribution of the Wonder Tools product line through leading toy and computer retailers.  The products,

which were unveiled earlier this month, are designed for children ages 3-7 and their

families.  The line includes the Wonder Tools Cruiser driving console, the Wonder Tools Keyboard for children and stand-alone software for children and families.


Internet

     Compaq intends to be the Internet platform leader, both on the network side and the client side.  On the network side, the company will leverage its strong partnerships along with its existing strength in servers and internetworking devices to

deliver optimized, cost-effective Internet servers.  On the

client side, Compaq will leverage existing strengths in home and commercial PCs to assure the highest level of Internet readiness,

and will develop new lower-cost devices that can open new markets for Internet access.


Compaq Background

     Compaq Computer Corporation is the world's largest supplier of personal computers, offering desktop PCs, portable PCs,

servers and options.  Compaq products are sold and supported in more than 100 countries throughout the world.  Compaq also sells products directly to customers through Compaq Direct Plus at 1-

800-888-5858.  Compaq provides 24-hour customer support and can be reached through the Compaq forums on America Online,

CompuServe, Internet (http://www.compaq.com), and Prodigy, or by calling 1-800-345-1518.

                    #         #         #


    (Attached are Consolidated Balance Sheet and Statement of
                             Income)

Compaq, Registered U.S. Patent and Trademark Office.   Product
names mentioned herein may be trademarks and/or registered trademarks of their respective companies.


For further editorial information, contact:
Compaq Computer Corporation    Bob Beach                  713-514-1560
Miller/Shandwick Technologies  Tony Sapienza, Donna Ruane 617-536-0470

                   COMPAQ COMPUTER CORPORATION
                    CONSOLIDATED BALANCE SHEET
                           (Unaudited)


                              ASSETS
                                                    December 31,
                                                  1995         1994
                                               --------     --------
                                                    (in millions)
Current assets:
 Cash and cash equivalents                     $    745     $    471
 Accounts receivable, net                         3,141        2,287
 Inventories                                      2,156        2,005
 Deferred income taxes                              365          303
 Prepaid expenses and other current assets          120           92
                                               --------     --------
  Total current assets                            6,527        5,158
Property, plant, and equipment, less
accumulated depreciation                          1,110          944
Other assets                                        181           64
                                               --------     --------
                                               $  7,818     $  6,166
                                               ========     ========

               LIABILITIES AND STOCKHOLDERS' EQUITY

Current liabilities:
 Accounts payable                              $  1,379     $    888
 Income taxes payable                               190          246
 Other current liabilities                        1,111          879
                                               --------     --------
  Total current liabilities                       2,680        2,013
                                               --------     --------
Long-term debt                                      300          300
                                               --------     --------
Deferred income taxes                               224          179
                                               --------     --------
Stockholders' equity:-
 Preferred stock, $.01 par value
  (authorized: 10 million shares; issued: none)
 Common stock and capital in excess of $.01 par value
  (authorized: 1 billion shares; issued and outstanding:
  267.1 million shares at December 31, 1995 and
  261.0 million shares at December 31, 1994)        890          739
 Retained earnings                                3,724        2,935
                                               --------     --------
  Total stockholders' equity                      4,614        3,674
                                               --------     --------
                                               $  7,818     $  6,166
                                               ========     ========

                   COMPAQ COMPUTER CORPORATION
                 CONSOLIDATED STATEMENT OF INCOME
                           (Unaudited)


                                       Year ended         Quarter ended
                                      December 31,         December 31,
                                     1995      1994       1995      1994
                                  --------  --------    -------  --------
                                   (in millions, except per share
                                              amounts)

Sales                             $ 14,755  $ 10,866    $ 4,701  $  3,251
Cost of sales                       11,367     8,139      3,682     2,457
                                  --------  --------    -------  --------
                                     3,388     2,727      1,019       794
                                  --------  --------    -------  --------
Selling, general, and
administrative expense               1,594     1,235        469       368
Research and development costs         270       226         81        61
Purchased in-process technology(1)     241                  241
Other income and expense, net           95        94         21        36
                                  --------  --------    -------  --------
                                     2,200     1,555        812       465
                                  --------  --------    -------  --------
Income before provision for income
taxes                                1,188     1,172        207       329
Provision for income taxes             399       305        125        86
                                  --------  --------    -------  --------
Net income                        $    789  $    867    $    82  $    243
                                  ========  ========    =======  ========
Earnings per common and common
equivalent share:
    Primary                       $   2.88  $   3.23    $  0.30  $   0.90
                                  ========  ========    =======  ========
    Assuming full dilution        $   2.87  $   3.21    $  0.30  $   0.90
                                  ========  ========    =======  ========

Shares used in computing earnings
per common and common equivalent share:
    Primary                          273.6     268.6      276.0     270.6
                                  ========  ========    =======  ========
    Assuming full dilution           275.0     270.1      276.0     270.8
                                  ========  ========    =======  ========


(1) Represents a $241 million ($.87 per share) non-recurring, non-tax deductible charge for purchased in-process technology in connection with the NetWorth and Thomas-Conrad acquisitions during the fourth quarter of 1995.